NON-CONFIDENTIAL Company Overview January 2022 Sutro Biopharma NASDAQ: STRO Exhibit 99.1

Forward Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, current and future clinical activities, timing and success of our ongoing and planned clinical trials and related data, updates and results of our clinical trials and related data, timing and success of our planned development activities, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, financing plans, potential future milestone and royalty payments, competitive position, industry environment and potential market opportunities for the Company’s product candidates. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors, including risks and uncertainties related to our cash forecasts, our and our collaborators’ ability to advance our product candidates, the receipt and timing of potential regulatory submissions, designations, approvals and commercialization of product candidates, the timing and results of preclinical and clinical trials, and the expected impact of the COVID-19 pandemic on our operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other reports the company files from time to time with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. Moreover, neither we nor our management assume responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Drug Discovery Platform Enables the Potential for Best-in-Class Molecules Precise novel design to enhance efficacy and safety across multiple modalities and targets Enhanced tumor targeting of cytotoxic payloads Bispecific ADC ISAC: Immune- stimulating ADC: targeting novel payloads Bispecific Antibody Tumor or Stromal Antigen Immune Cell Engager Optimized format and affinity Improved specificity for optimized therapeutic window Tumor Antigen Dual Tumor Antigens Conjugated Antibody ADC or ISAC iADC Tumor Antigen Site-specific dual drug conjugate with complementary modalities (TME modulator +/- immune modulator) Immune Cell Engager Modality Drug Properties Target Structure Cytokine Derivative Prodrug cytokine targeting functional cytokine to tumor Prodrug Cytokine Derivative Tumor Selective Mask Releasable mask cytokine

Robust Pipeline through Wholly-Owned and Partnered Programs

Four product candidates advancing in the clinic and late-stage discovery programs

Modality	Program	Target	Indication	Discovery	Preclinical	Phase 1/1b	Phase 2/3	Partner
Antibody-Drug Conjugate	STRO-002	FolRα ADC	Ovarian Cancer	Fast Track Designation				天士力生物 (Greater China)
			Ovarian Cancer (bevacizumab combo)					
			Endometrial Cancer					
			NSCLC/Non-Gyn Cancers					
	STRO-001	CD74 ADC	Lymphomas					BioNova (Greater China)
			Multiple Myeloma	Orphan Drug Designation				
	CC-99712	BCMA ADC	Multiple Myeloma	Orphan Drug Designation				Bristol Myers Squibb
			Multiple Myeloma (GSI combo)					
	Discovery	ROR1, Tissue Factor	Solid Tumors					
Bispecific ADC	M1231	MUC1-EGFR ADC	NSCLC & Esophageal Cancer					EMD SERONO (1)
T-Cell Engager	Preclinical	5T4-CD3 TCE	Solid Tumors					
Cytokine Derivative	Not Disclosed	Cytokine target	Cancer	*2 Molecules*				MERCK (2)
	Discovery	IFNα, IL-12, IL-18	Solid Tumors					
Vaccine	VAX-24	24-valent pneumococcal conjugate vaccine	Invasive Pneumococcal Disease	IND clearance				Vaxcyte

(1)EMD Serono is the biopharmaceutical business of Merck KGaA, Darmstadt Germany in the US
(2)Cytokine Derivative program with Merck includes two molecules derived from one undisclosed target

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Achievements and Milestones

Clinical data readouts and partnerships provide multiple 2022 value drivers for Sutro

STRO-002, FolRα ADC

- [x] Greater China deal with Tasly (Dec. 2021)
- [x] Ovarian cancer dose-expansion interim data (Jan. 2022)
- [ ] Dose-expansion data with durability at a scientific meeting (2H 2022)
- [ ] EOP1/2 meeting (1H 2022)
- [ ] Initiate pivotal trial in ovarian cancer (YE 2022)
- [x] First patient dosed in endometrial cancer (Nov. 2021)
- [ ] First patient dosed in bevacizumab combination trial (1Q 2022)
- [ ] Support Tasly for initiation of clinical development activities in Greater China (2022)
- [ ] Initiate clinical trial for NSCLC and other non-gynecologic solid tumors (2H 2022)

STRO-001, CD74 ADC

- [x] Greater China deal with BioNova (Oct. 2021)
- [ ] Support BioNova for initiation of clinical development activities in Greater China (2022)
- [ ] Determine RP2D through dose escalation (2022)

Cell-Free Manufacturing for Partnered Programs

- Provide manufacturing materials & support for CC-99712, BCMA ADC in clinical development (BMS)
- Manufacture initial product for potential clinical development of cytokine derivative (Merck)
- Manufacture M1231 product, MUC1-EGFR ADC in clinical development (EMD Serono)
- Supply cell-free extract & reagents to Vaxcyte for VAX-24, IND clearance announced
- Support tech transfers and enable BMS and EMD Serono to manufacture from Sutro's cell-free extract

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NON-CONFIDENTIAL FolRα-Targeting ADC Potential Best-in-Class ADC for Ovarian Cancer STRO 002

STRO 002

Highly optimized ADC designed to drive efficient tumor responses across a broad range of target antigen levels


1
FolRα
Y180
pAMF
2
F404
3


Protease-cleavable linker
4
Hemiasterlin-derivative warhead

STRO-002 is a homogeneous antibody drug conjugate (ADC) with a drug-antibody ratio (DAR) of 4, targeting folate-receptor alpha (FolRα)

1. **FolRα** is overexpressed in certain cancers including **ovarian cancer** and **endometrial cancer**
2. Precisely positioned **non-natural amino acids**, p-azidomethyl-L-phenylalanine (pAMF), at positions Y180 and F404 on the heavy chain
3. **Stable protease-cleavable linkers**, with rapid clearance of toxic catabolite after release and cell killing
4. Warhead is hemiasterlin-derivative[1] with potentially **dual mechanism** against the tumor – **tubulin-inhibitor cytotoxin, less sensitive to P-gp transport** and induces **immunogenic response upon cell death**[2]

[1] Sutro-proprietary tubulin-targeting 3-aminophenol hemiasterlin warhead, SC209
[2] Based on STRO-002 pre-clinical models showing immune stimulation at site of tumor upon cell death

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STRO 002

Phase 1 Study in Patients with Advanced Ovarian Cancer

Two-part design to explore safety, anti-tumor activity, dosing, and FolRα enrichment strategy

	Part 1: Dose-Escalation Cohort	Part 2: Dose-Expansion Cohort
Protocol	Inclusive of all FolRα expression levels; tissue samples voluntary and samples received from <50% of patients Inclusive of all prior lines of therapy 9 dose escalation levels (0.5-6.4 mg/kg) – maximum tolerated dose not reached Prophylactic corticosteroid eyedrops not required	Inclusive of all FolRα expression levels; tissue required upon enrollment for analysis Platinum resistant (1-3 prior regimens) or platinum sensitive with two prior platinum regimens (progressing after 2-3 prior regimens) Patients randomized 1:1 at 5.2 mg/kg and 4.3 mg/kg starting dose levels Prophylactic corticosteroid eyedrops not required
Baseline Characteristics	• Heavily pre-treated ovarian cancer patients **with 6 median lines of prior therapies** • 100% with prior platinum regimens, **46% with ≥ 3 prior platinum-containing regimens** • Other prior therapies: substantial **bevacizumab (82%), PARP inhibitors (59%),** and checkpoint inhibitors (21%) use	• **~50% 1-2 lines of therapy, ~50% 3 lines of therapy across all patients, as well as both dose cohorts** • **Majority (~81%) were platinum resistant**; platinum sensitive (~19%) • Other prior therapies: substantial **bevacizumab (63%)** and **PARP inhibitor (65%)** use
Status	FPI: March 2019 39 patients enrolled, **closed to enrollment Aug. 2020** Near -final data presented at ASCO in June 2021	FPI: Jan 2021 44 patients enrolled, **closed to enrollment Nov. 2021** **Interim** efficacy data on 33 evaluable patients and safety data on 43 patients presented in **Jan. 2022**

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Dose Expansion STRO 002 Patient Characteristics in Dose Expansion Cohort Interim data for dose expansion are as of November 8, 2021 Patients Randomized & Dosed Safety Evaluable (as of Nov 8, 2021) N=43 RECIST v1.1 Evaluable One Post-Baseline Scan N=33 Not Yet Evaluable No Post Baseline Scan N=8 Discontinued Prior to Receiving Scan N=2 Tumor Proportion Score (TPS) > 25% N=25 TPS ≤ 25% N=8 Total Patients Enrolled N=44 Not dosed by Nov. 8 N=1 Randomized Dose Levels Total N=43 Ovarian Cancer Patients 4.3 mg/kg N=23 5.2 mg/kg N=20 Total N=43 Median age, years (range) 63 (39–91) 56 (40–72) 60 (39–91) Median time since diagnosis, years (range) 1.8 (0.9–4.4) 2.9 (0.7–5.1) 2.8 (0.7–5.1) Number of prior lines of therapy Median 3.0 2.0 2.0 Mean (St. Dev.) 2.5 (0.95) 2.5 (1.05) 2.5 (0.98) Previous Therapies, n (%) bevacizumab 13 (57%) 14 (70%) 27 (63%) PARP Inhibitor 15 (65%) 13 (65%) 28 (65%) Patient Status as of November 8, 2021 Patient Baseline Characteristics

20% -30% 2 pts had 0% Δ Maximum Change in Tumor Target Lesions (N=33) Partial Response 4.3 mg/kg 5.2 mg/kg Treatment ongoing as of Nov 8, 2021 PR confirmed by next scheduled scan (after Nov. 8, 2021) Dose Expansion STRO 002 Dose Response Demonstrated Interim data suggest that 5.2 mg/kg starting dose leads to higher response rates PRu* PRu PRu* PR PR PR PR PRu* PRu* PR PR PR Starting Dose, Q3W Note: Data as of Nov. 8, 2021. 5 PRu were of interest and followed up subsequent to the data cutoff date. 4 PR confirmed at their next scheduled scan and 1 was SD. *

Starting Dose Best Overall Response (BOR) 4.3 mg/kg 5.2 mg/kg All Comers Evaluable patients N=16 N=17 N=33 PR 3 4 7 PR confirmed by next scheduled scan post Nov. 8, 2021 0 4 4 Total PR 3 8 11 ORR (%) 18.8% 47.1% 33.3% SD 10 4 14 PD 3 5 8 Dose Expansion STRO 002 Objective Response by RECIST v1.1 33% ORR rate in all 33 evaluable patients, unenriched for FolRα expression 47.1% ORR in patients starting at the 5.2 mg/kg dose level 33.3% ORR in all patients Interim data suggest that 5.2 mg/kg starting dose leads to higher response rates All 4 patients with PRu treated at 5.2 mg/kg were subsequently confirmed at the next scheduled scan Note: Data as of Nov. 8, 2021. 5 PRu were of interest and followed up subsequent to the data cutoff date. 4 PR confirmed at their next scheduled scan and 1 was SD.

Dose Expansion STRO 002 Robust Anti-tumor Activity and Disease Control Demonstrated Responders experienced rapid tumor reduction or a steady deepening of response Change from baseline (%) Weeks since first treatment 20 -30 -100 0 Change in Sum of Diameters for Target Lesions Over Time (N=33) Starting Dose, Q3W 4.3 mg/kg 5.2 mg/kg Treatment ongoing as of Nov 8, 2021 Note: Data as of Nov. 8, 2021.

Encouraging Response Rates and Preliminary Data on Durability Interim data suggest initiating with 5.2 mg/kg followed by a dose adjustment Treatment Duration on Patients with at Least One Dose (N=43) Dose Expansion STRO 002 Initial data show partial responses confirmed & maintained following dose adjustment Median Duration of Response has not been reached and 23 of 43 patients remained on study at Nov. 8, 2021 Data to inform RP2D with final decision pending more data maturity + Weeks since first treatment Individual patients treated with STRO-002 Dose Level, Q3W 3.5 mg/kg 4.3 mg/kg 5.2 mg/kg + + + + Treatment ongoing as of Nov 8, 2021 (N=23) Dose adjustment PR No post-baseline scan as of data cut-off + + + Note: Data as of Nov. 8, 2021. 44th patient had not been dosed by this date. + + +

Platinum-Resistant Ovarian Cancer Patient Treated at 4.3 mg/kg Dose Level Ongoing Partial Response with 72% reduction in tumor burden Dose Expansion STRO 002 Initial diagnosis: Stage IV ovarian cancer, Jan 2020 3 Prior Regimens: Resistant to 1st Neoadjuvant / adjuvant Carbo / Taxol / Taxotere Refractory to 2nd and 3rd with progressive disease Liposomal doxorubicin Gemcitabine Lateral Abdominal Wall Axillary Lymph Node Inter-aortocaval LN External Iliac LN Baseline Screening of Target Lesions – May 17, 2021 Scans at Cycle 5 Target Lesions – September 8, 2021 Lateral Abdominal Wall Axillary Lymph Node Inter-aortocaval LN External Iliac LN

Patients at the 5.2 mg/kg starting dose and TPS > 25% demonstrated 53.8% ORR (n=13) ORR by TPS Expression Levels (Total Samples N=33) Dose Expansion STRO 002 TPS Overall TPS ≤ 25% TPS > 25% TPS > 50% TPS > 75% ORR 33.3% 12.5% 40.0% 42.1% 43.8% Number of patient samples N=33 N=8 N=25 N=19 N=16 PR(1) 11 1 10 8 7 Potential Market Size (%) 100% ~ 30% ~ 70% (1) PR classification includes the 4 of 5 patients who were confirmed by their next scheduled scan after Nov. 8, 2021. Note: Data as of Nov. 8, 2021. TPS Identified as Scoring Algorithm Appropriate for STRO-002 Exploratory analysis suggests TPS > 25% correlated with higher response Tumor Proportion Score (TPS) Percent of tumor cells showing staining of any intensity Does not require analysis of intensity levels and easy to score Commonly used in clinical practice Established reproducibility across different biomarkers (e.g., PD-L1)

Emerging Safety Profile is Manageable – 85.5% of TEAEs were Grade 1-2

No new safety signals were observed, including the absence of keratopathy

STRO 002
Dose Expansion

Most Common G3+ TEAEs (≥2 Subjects) by Dose

	4.3 mg/Kg (N=23)			5.2 mg/Kg (N=20)			Total (N=43)		
	Grade 3 n (%)	Grade 4 n (%)	Grade 5 n (%)	Grade 3 n (%)	Grade 4 n (%)	Grade 5 n (%)	Grade 3 n (%)	Grade 4 n (%)	Grade 5 n (%)
Subjects reporting at least 1 event	**13 (57)**	**4 (17)**	**0**	**8 (40)**	**8 (40)**	**1 (5)**	**21 (48)**	**12 (28)**	**1 (2)**
Neutropenia [1]	10 (44)	4 (17)	0	6 (30)	8 (40)	1 (5)	16 (37)	12 (28)	1 (2)
Febrile Neutropenia	*1 (2)*	*0*	*0*	*0*	*0*	*1 (5)*	*1 (2)*	*0*	*1 (2)*
White blood cell count decreased	4 (17)	1 (4)	0	1 (5)	2 (10)	0	5 (12)	3 (7)	0
Anemia	1 (4)	0	0	3 (15)	0	0	4 (9)	0	0
Arthralgia	4 (17)	0	0	0	0	0	4 (9)	0	0
Diarrhea	2 (9)	0	0	0	1 (5)	0	2 (5)	1 (2)	0
Platelet count decreased	2 (9)	0	0	1 (5)	0	0	3 (7)	0	0
Thrombocytopenia	0	0	0	2 (10)	0	0	2 (8)	0	0
Vomiting	0	0	0	2 (10)	0	0	2 (8)	0	0
Fatigue	2 (9)	0	0	0	0	0	2 (8)	0	0
Activated partial thromboplastin time prolonged	2 (9)	0	0	0	0	0	2 (8)	0	0
Hyponatremia	2 (9)	0	0	0	0	0	2 (8)	0	0
Neuralgia	2 (9)	0	0	0	0	0	2 (8)	0	0
Acute kidney injury	0	0	0	2 (10)	0	0	2 (8)	0	0

Asymptomatic neutropenia was the leading TEAE, resulting in treatment delay or dose reduction

- Neutropenia resolved with **1 week delay ± G-CSF**, in the majority of cases
- **Febrile neutropenia is rare**
  - One Grade 5 event at the 5.2 mg/kg dose cohort
  - One Grade 3 event at the 4.3 mg/kg dose cohort
- **Protocol was updated** to require dose reduction for Grade 4 neutropenia
- **Dose reductions ameliorated neutropenia**

(1) Neutropenia included the following preferred terms: neutropenia, febrile neutropenia, and neutrophil count decreased.
Note: Data as of Nov. 8, 2021.

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Dose Expansion Interim Data Provide Initial Insights on Go-Forward Strategy

Emerging data inform potential starting dose and enrichment strategy

STRO 002
Dose Expansion

Overall Efficacy

Total of **11 confirmed PR** (1) out of **33 RECIST v1.1 evaluable** patients

33% ORR, across **all FolRα expression levels and both dose levels**

Dose Response

47% ORR (8/17) in unenriched patients starting at the 5.2 mg/kg dose level

Initial data suggest **responses at 5.2 mg/kg are maintained**, even when subsequent dose reductions are implemented

Biomarker

Interim data suggest **TPS > 25%** are correlated with higher response rate, with **40% ORR** (10/25) observed in both dose levels

Based on our patient observations, we believe STRO-002 may be an appropriate therapy for **~70% of these patients**

Patients at the 5.2 mg/kg starting dose and TPS > 25% demonstrated **53.8% ORR (7/13)**

Safety

No new safety signals were observed, including the absence of keratopathy

85.5% of TEAEs were Grade 1-2

Neutropenia was the leading TEAE, resulting in treatment delay or dose reduction

Protocol was updated to require dose reduction for Grade 4 neutropenia

(1) PR classification includes the 4 of 5 patients who were confirmed by their next scheduled scan after Nov. 8, 2021 and percentages on slide include such subsequently confirmed PRs as appropriate.
Note: Data as of Nov. 8, 2021.

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STRO 002

Progressing & Expanding the STRO-002 Franchise

Additional clinical studies in ovarian & endometrial, and nonclinical work on other tumor types

Ovarian Cancer

Dose-escalation cohort
39 patients, enrollment completed August 2020

Dose-expansion cohort
44 patients enrolled in US and Spain sites, **enrollment completed November 2021**

Combo study with bevacizumab
Trial is open and enrolling patients
FPI planned for early 2022

Registration-directed trial
Pending FDA EOP1 meeting
Precedent from single-arm registration-directed trial in advanced ovarian cancer

Other Solid Tumors

Endometrial cancer cohort
Initial enrollment planned for ~15 patients
FPI December 2021
Cohort is open and enrolling patients

NSCLC and Other Tumors
Potential for a basket study design with other FolRα expressing cancers
Nonclinical work ongoing

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NON-CONFIDENTIAL CD74-Targeting ADC Potential First and Best-in-Class ADC for B-Cell Malignancies STRO 001

1 STRO-001 is a homogeneous antibody drug conjugate (ADC) with a drug-antibody ratio (DAR) of 2, targeting CD74: Comprises two non-cleavable linker-warheads that are stable in circulation CD74 F404 pAMF 2 3 Non-cleavable linker CD74 is expressed in many hematological cancers and rapidly internalized The active catabolite, Maytansinoid derivative, efficiently kills tumor cells following internalization of the ADC and was designed to minimize bystander effects Maytansinoid warhead 4 1 2 Conjugation through precisely positioned non-natural amino acids. p-azidomethyl-L- phenylalanine, at positions F404 on the heavy chain 4 3 STRO 001 Potential First-in-Class Molecule for Patients with NHL and MM Stable CD74 targeting ADC for hematological cancers designed to minimize bystander effects STRO 001

STRO 001

STRO-001-BCM1 Study Design and Updates

Ongoing Phase 1 dose escalation study with NHL update at ASH 2020

STRO-001-BCM1 Dose Escalation Study

Cohort A — R/R multiple myeloma (N=30) → RP2D

Cohort B — R/R NHL (N=30) → RP2D

Cohort B, NHL Dosing Schedule (ASH 2020)


Dose escalation ongoing at 4.2 mg/kg for NHL & 5.0 mg/kg for MM
MTD X mg/kg
3.5 mg/kg†
2.5 mg/kg†
1.78 mg/kg†
1.27 mg/kg†
0.075–0.65 mg/kg
0.91 mg/kg†
Single-dose cohorts
Patients treated
DLTs
N=6 total
None
N=6
1 DLT
N=3
None
N=3
None
N=3
None

NHL Cohort Update at ASH 2020

A total of **21 patients** have been treated with STRO-001 and **18 patients** were evaluable for response as of October 30, 2020

Dose range 0.05-2.5 mg/kg and **MTD has not been reached**

1 DLT of grade 3 pulmonary embolism was observed (1)

Following previously announced **protocol amendment** requiring pre-screening for patients at risk for thromboses, **no additional thromboembolic events** have been observed

Dosing frequency was modified from Q2W (28-day cycle) to **Q3W** (21-day cycle) for doses ≥ 0.91 mg/kg

(1) DLT disclosed in 2019, patient with bulky lymphadenopathy and concurrent DVT receiving 0.91 mg/kg Q3W

Note: Data as of October 30, 2020 from data reported at ASH 2020.
As of October 2021, the last reported doses levels were of 5.0 mg/kg in the multiple myeloma (MM) cohort and 4.2 mg/kg in the non-Hodgkin's lymphoma (NHL) cohort.

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Baseline Characteristic (N=21) Age, median (range), years 64.5 (21–82) Time from diagnosis, median (range), years 6.0 (1.0–29.8) NHL subtype, n (%) 21 (100) DLBCL 7 (33) Follicular lymphoma 7 (33) MCL 2 (10) Marginal zone lymphoma 2 (10) Burkitt’s Lymphoma 1 (5) Composite DLBCL/FL 1 (5) Composite DLBCL/CLL 1 (5) Number of prior therapies, median (range) 5 (1-12) Prior therapies, n (%) Autologous stem cell transplant 2 (10) Unrelated allogeneic stem cell transplant 1 (5) CAR-T therapy 3 (14) TEAEs by Grade, Patients With ≥1 Event, n (%) Occurring in ≥15% Grade 1 Grade 2 Grade 3 Grade 4 Nausea 5 (23.8) 4 (19.0) 0 0 Fatigue 4 (19.0) 3 (14.3) 0 0 Chills 7 (33.3) 0 0 0 Anemia 3 (14.3) 2 (9.5) 1 (4.8) 0 Headache 2 (9.5) 4 (19.0) 0 0 Dyspnea 1 (4.8) 3 (14.3) 1 (4.8) 0 Abdominal pain 4 (19.0) 1 (4.8) 0 0 Infusion related reaction 1 (4.8) 3 (14.3) 0 0 Vomiting 2 (9.5) 2 (9.5) 0 0 Decreased appetite 3 (14.3) 1 (4.8) 0 0 Pyrexia 3 (14.3) 1 (4.8) 0 0 Note: Data as of October 30, 2020 from ASH 2020. ASH 2020 Update in NHL Cohort Heavily pre-treated patient population with 5 median lines of prior therapies STRO 001

STRO 001

Encouraging Interim Treatment Duration and Responses

Partial responses in two DLBCL patients who had progressed on CAR-T

Treatment Duration


Individual patients with NHL treated with STRO-001 (N=18)(1)
SD*
PR
CR
PR
SD
SD
0.075 to 0.65 mg/kg Q2W
0.91 mg/kg Q3W
1.27 mg/kg Q3W
1.78 mg/kg Q3W
2.5 mg/kg Q3W
Continuing study treatment
* Patient had a prolonged dose delay (cycle 2 to cycle 3) due to COVID-19
0
50
100
150
200
250
300
Study day

Best Response	Patients, n	STRO-001 Dose	NHL subtype
CR	1	0.075 mg/kg	DLBCL
PR	2	0.65, 1.27 mg/kg	DLBCL
SD	3	1.27, 1.78, 2.5 mg/kg	Marginal Zone and Follicular
PD	12	Multiple	

(1) 18 patients are evaluable for response as of October 30, 2020

Note: Data as of October 30, 2020 from ASH 2020.

Responses to STRO-001

Dose Level, mg/kg	Demographics and Diagnosis	Prior Therapies	Best Responses	Doses Received	Duration of Treatment
0.075	82-year-old man with Stage III DLBCL, non-GC type diagnosed in 2015	• R-CHOP-R, • Rituximab/lenalidomide • Bendamustine/rituximab • Obinituzumab + gemcitabine + oxaliplatin	CR after 2 cycles (4 doses)	12	24 Weeks (PD after 12 doses)
0.65	64-year old man diagnosed with double-hit Stage IV DLBCL in August 2017	• R-CHOP x 1 and EPOCH X 6 (2017) • RICE with IT prophylaxis (2017/2018) • Rituximab and XRT (2018) • Rituximab, gemcitabine + oxaliplatin with radiotherapy (2018) • Axicabtagene ciloleucel (CAR-T) (May 2018) • Rituximab and lenalidomide (Nov 2018)	PR at cycle 3	8	15 weeks (PD after 8 doses)
1.27	68-year old woman stage IV extranodal DLBCL, non-GC diagnosed in Feb 2018	• R-CHOP • RICE x 2 • DHAP x 2 • CAR-T (May 2019) • Lenalidomide (Nov 2019)	PR at cycle 3	10	27 weeks ongoing (PD at cycle 10)
1.27	51-year old woman, stage III marginal zone lymphoma diagnosed in May 2017	• Obinutuzumab	SD	6	39 weeks ongoing
1.78	36-year old man with stage IIIA follicular lymphoma diagnosed in June 2014	• Flt3L-vaccine immunotherapy • Rituximab • Pneumococcal conjugate vaccine immunotherapy • polyCLC (TLR-3 agonist) – immunotherapy • Pembrolizumab	SD	4	12 weeks (PD after Cycle 4)
2.50	74-year old man with IV follicular lymphoma	• Reituximab/fludarabine/Cytoxan • Ifosfamide/carboplatin, etoposide • Auto SCT	SD	3	9 weeks on active treatment

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$254.2M in cash, cash equivalents & marketable securities as of Sept. 30, 2021 Projected cash runway into 2H 2023(1), based on current business plans and assumptions ~1.6M shares of Vaxcyte (Nasdaq: PCVX) not included in the above reported cash Funding received from our collaborators of ~$434M through Sept. 30, 2021 Financial Overview Well-capitalized through cash and other financial sources (1) Based on projections as of Sept. 30, 2021

Experienced Leadership Team William Newell, JD Chief Executive Officer and Member of the Board of Directors Trevor Hallam, PhD President of Research and Chief Scientific Officer Arturo Molina, MD, MS, FACP Chief Medical Officer Ed Albini, MBA Chief Financial Officer Shabbir Anik, PhD Chief Technical Operations Officer Linda Fitzpatrick Chief People and Communications Officer Nicki Vasquez, PhD Chief Portfolio Strategy and Alliance Officer Neurex Lynx Jane Chung, RPh Chief Commercial Officer